UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant
Check the appropriate box:
X   Preliminary Proxy Statement
    Confidential, for Use of the Commission  Only (as permitted by Rule  14a-6
    (e)(2))
    Definitive  Proxy
    Statement Definitive Additional Materials Soliciting Material Under Rule 14a-12

                          U.S. Global Accolade Funds
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
X   No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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2. Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4. Proposed maximum aggregate value of transaction:

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5. Total fee paid:

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   Fee paid previously with preliminary materials.
   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

6. Amount previously paid:

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7. Form, Schedule or Registration Statement No.:

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9. Date Filed:

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

                    An Important Notice to Shareholders

                             _______, 2006



Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.


Q. What are the shareholders being asked to vote on at the upcoming special meeting on July 27, 2006?

1. Shareholders of all funds are being asked to elect four trustees to the Board of Trustees.

2. Shareholders of the Eastern European Fund and the Global Emerging Markets Fund are being asked to approve a new subadvisory agreement for their fund.

The Board of Trustees recommends that you vote FOR the proposal or proposals for your fund. Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q. Why are the U.S. Global Accolade Funds re-electing four trustees?

A. Pursuant to the U.S. Global Accolade Funds' Declaration of Trust, trustees are elected to serve for a period of six years and were last elected in 2000.

Q. Why is a vote on the proposed new subadvisory agreements required?

A. On April 4, 2006, the parent company of Charlemagne Capital (IOM) Limited ("the Subadviser"), the subadviser to the Eastern European and the Global Emerging Markets Funds, completed an initial public offering of approximately 40% of its outstanding shares, which were admitted to the Alternative Investment Market of the London Stock Exchange (the "Transaction"). The Transaction could be deemed to be an "assignment," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the subadvisory agreements for the Eastern European Fund and the Global Emerging Markets Fund. As required by the 1940 Act, under its terms, each subadvisory agreement would automatically terminate in the event of its assignment.

In order for the Subadviser to continue to serve as subadviser after the Transaction, the Board of Trustees approved an interim advisory agreement for the Eastern European and the Global Emerging Markets Funds. The Board of Trustees also approved new subadvisory agreements for the Eastern European Fund and the Global Emerging Markets Fund to take effect upon the expiration of the interim subadvisory agreement. Shareholders of the Eastern European Fund and the Global Emerging Markets Fund are being asked to approve a new subadvisory agreement for their fund.

Q. How will the Transaction affect me as a shareholder of the Eastern European Fund and/or the Global Emerging Markets Fund?

A. Your investment in your fund will not change as a result of the Transaction. You will still own the same shares in the fund, and the value of your investment will not change as a result of the Transaction. The new subadvisory agreements, if approved by shareholders, will still be with the Subadviser and the terms of the new subadvisory agreements are substantially identical to the terms of the original subadvisory agreements.

Q. Will the subadvisory fee rates be the same upon the approval of the new subadvisory agreement?

A. Yes, the subadvisory fee rates will remain the same and are paid by the adviser, not by the funds.

Q. How does the Board of Trustees suggest that I vote in connection with each proposal?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the approval of each proposal.

Q. Will my vote make a difference?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their fund.

Q. How can I vote?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q. If I send in my voting instructions now as requested, can I change my vote later?

A. Yes, you may change your vote, including proxies given by telephone or over the Internet, at any time before the special meeting by sending a written revocation to the Secretary of the U.S. Global Accolade Funds at 7900 Callaghan Road, San Antonio, Texas 78229.

Q. Whom should I call about additional information relating to this Proxy Statement?

A. For additional information, please call ADP, the funds' proxy solicitor, at ___________, or contact your financial adviser.

                                                      [US Global Investors Logo]


                              EASTERN EUROPEAN FUND
                          GLOBAL EMERGING MARKETS FUND
                               HOLMES GROWTH FUND
                                 MEGATRENDS FUND

                A Message from the Fund's Chief Executive Officer

                                                            [mailing date], 2006

Dear Shareholder:

     I am writing to you to ask you to instruct your fund as to how to vote on important matters that affect your investment in the Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund and the MegaTrends Fund (each, a "Fund," and collectively, the "Funds"). You may provide your instructions by filling out and signing the enclosed proxy card, or by recording your instructions by telephone or through the Internet.

     We are asking for your vote on the following proposals:

     1.   (All Funds) To elect four trustees to the Board of Trustees.

     2. (Eastern European Fund and Global Emerging Markets Fund only) To approve a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Eastern European Fund and Charlemagne Capital (IOM) Limited, and a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Global Emerging Markets Fund and Charlemagne Capital (IOM) Limited.

     The Board recommends that you vote FOR each proposal.

     Included in this booklet is information about the upcoming shareholders' meeting:

     o A Notice of a Special Meeting of Shareholders, which summarizes the proposals for which you are being asked to vote; and

     o A Proxy Statement, which provides detailed information on the specific proposals to be considered at the special shareholders' meeting, and why the proposals are being made.

     We need your instructions and urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions through the Internet. A postage paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your form.

     I'm sure that you, like most people, lead a busy life and are tempted to put this Proxy Statement aside for another day. Please don't. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

     Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about any of the proposals, please call ADP, the

Funds' proxy solicitor, at ___________, or contact your financial adviser. Thank you for your continued support of the U.S. Global Accolade Funds.

                                Sincerely yours,


                                   [Signature]
                                 /s/ Frank E. Holmes
                                 Chief Executive Officer
                                 U.S. Global Accolade Funds

                              EASTERN EUROPEAN FUND
                          GLOBAL EMERGING MARKETS FUND
                               HOLMES GROWTH FUND
                                 MEGATRENDS FUND

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     This is the formal agenda for the Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund and the MegaTrends Fund (each a "Fund," and collectively the "Funds") Special Meeting of Shareholders (the "Meeting"). It tells you what proposals will be voted on and the time and place of the Meeting, in the event you choose to attend in person.

     To the Shareholders of the Funds:

     The Meeting will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on July 27, 2006 at 10:00 a.m. Central time, to consider the following proposals (each a "Proposal," and collectively, the "Proposals"):

     1.   (All Funds) To elect four trustees to the Board of Trustees.

     2. (Eastern European Fund and Global Emerging Markets Fund only) To approve a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Eastern European Fund and Charlemagne Capital (IOM) Limited, and a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Global Emerging Markets Fund and Charlemagne Capital (IOM) Limited.

     The Board recommends that you vote FOR each Proposal.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of the Funds at the close of business on June 1, 2006 (the "Record Date") are entitled to notice of, and to vote at this Meeting and at any adjournments or postponements thereof. Shareholders of all Funds will vote for Proposal 1. Shareholders of the Eastern European Fund and Global Emerging Markets Fund will vote separately on Proposal 2. Proposal 2 will be effected as to a particular Fund only if that Fund's shareholders approve the Proposal.

     In the event that a quorum is present but sufficient votes in favor of any Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal. Any adjournment of the Meeting for the further solicitation of proxies as to any Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

                             U.S. GLOBAL ACCOLADE FUNDS
                             By order of the Trustees,

                                 [Signature]
                                 /s/ Susan B. McGee
                                 Secretary

[mailing date], 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                            U.S. GLOBAL ACCOLADE FUNDS

                              Eastern European Fund
                          Global Emerging Markets Fund
                               Holmes Growth Fund
                                 MegaTrends Fund

                               7900 Callaghan Road
                            San Antonio, Texas 78229

                                 PROXY STATEMENT

                              [Mailing Date], 2006

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the U.S. Global Accolade Funds (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of the Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund and the MegaTrends Fund (each, a "Fund," and collectively, the "Funds"), series of the Trust. The Meeting is to be held at 7900 Callaghan Road, San Antonio, Texas 78229, on July 27, 2006 at 10:00 a.m. Central time.

     This Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about [mailing date], 2006. It explains concisely what you should know before voting on the proposals described in this Proxy Statement (each, a "Proposal," and collectively, the "Proposals"). Please read it carefully and keep it for future reference.

     The Meeting is being held to consider the following Proposals and such other matters as may properly come before the Meeting or any adjournments thereof:

     1.   (All Funds) To elect four trustees to the Board of Trustees.

     2. (Eastern European Fund and Global Emerging Markets Fund only) To approve a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Eastern European Fund and Charlemagne Capital (IOM) Limited, and a new subadvisory agreement between U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Global Emerging Markets Fund and Charlemagne Capital (IOM) Limited. The Board recommends that you vote FOR each Proposal.

     The Board reommends that you vote FOR each proposal.

     Shareholders of record at the close of business on June 1, 2006 are entitled to notice of and to vote at the Meeting.

     The following table indicates which shareholders are solicited with respect to each Proposal:

                                                            Global
                                          Eastern           Emerging          Holmes          MegaTrends
          Proposal                     European Fund      Markets Fund       Growth Fund        Fund

1. To elect four trustees to the Board
   of Trustees.........................      X                 X                 X                X

2. To approve a new subadvisory
   agreement...........................      X                 X



     Shareholders of all Funds will vote together on Proposal 1. Shareholders of the Eastern European Fund and the Global Emerging Markets Fund will vote separately on Proposal 2. Neither Proposal is contingent on shareholder approval of the other Proposal.



                                   PROPOSAL 1:

                              ELECTION OF TRUSTEES
                                   (All Funds)

     At the Meeting, shareholders of the Funds will be asked to elect four (4) trustees (each a "Trustee" and collectively the "Trustees") to the Board of Trustees. Pursuant to the Trust's Declaration of Trust, Trustees are elected to serve for a period of six years or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. Each Trustee is being elected to serve a term expiring in 2012.

     The nominees are listed below. All of the nominees are currently Trustees of the Trust. All of the nominees were last elected to the Board at the shareholder meeting held on August 16, 2000. Frank Holmes is the only nominee who is an "interested person" of the Trust within the meaning of the 1940 Act (an "Interested Person"), due to the fact that he is an officer of the Adviser. He is referred to as an "Interested Trustee." Each of the remaining three nominees is not an Interested Person of the Adviser or the Trust within the meaning of the 1940 Act and is referred to as an "Independent Trustee." Except for Dr. Hughs, each Trustee currently oversees 13 portfolios in the U.S. Global Fund Complex (the "Fund Complex"); Dr. Hughs oversees (4) four portfolios in the Fund Complex.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of all the nominees unless authority to vote for any or all of the nominees is withheld in the proxy. All of the nominees listed below have consented to serve as Trustees, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. The following table presents certain information about the nominees. The mailing address for each nominee is 7900 Callaghan Road, San Antonio, Texas 78229.

Nominees for Election as Trustees

                                         Term of
                                         Office(2)         Principal
                                         and               Occupation(s)            Number of           Other
                        Position(s)      Length            During Past 5            Funds in Fund       Directorships
                        Held with        of Time           Years and Other          Complex(1)          held by
Name, Age               the Trust        Served            Directorships Held       Overseen            Trustee

Independent Trustees

J. Michael Belz,        Trustee          1998 to           President and Chief      Thirteen            None
52                                       present           Executive Officer of
                                                           Catholic Life
                                                           Insurance since 1984.

Richard E. Hughs,       Trustee          1994 to           School of Business,      Four                None
69                                       present           State University of
                                                           New York at Albany:
                                                           Professor Emeritus
                                                           since September 2001,
                                                           Professor from 1990
                                                           to 2001, Dean from
                                                           1990 to 1995; Director
                                                           of MBA program from
                                                           1996 to 2001.

Clark R. Mandigo,       Trustee          1993 to           Restaurant operator,     Thirteen            Director, Lone
62                                       present           business consultant                          Star Steakhouse &
                                                           since 1991.                                  Saloon, Inc.
                                                                                                        since 1992
Interested
Nominee(3)

Frank E. Holmes,        Trustee, Chief   1989 to           Member of the Board      Thirteen            Director of 71316
51                      Executive        present           of Directors, Chief                          Ontario, Inc.
                        Officer,                           Executive Officer, and                       since 1987 and of
                        President,                         Chief Investment                             F.E. Holmes
                        Chief                              Officer of the                               Organization,
                        Investment                         Adviser.  Since                              Inc. since July
                        Officer                            October 1989,                                1978. Chairman
                                                           Mr. Holmes has served                        of the Board of
                                                           and continues to serve                       Directors of
                                                           in various positions                         Endeavor Mining
                                                           with the Adviser, its                        since October
                                                           subsidiaries, and the                        2005.
                                                           investment companies
                                                           it sponsors.

---------------------------------------
(1) The  U.S.   Global  Fund  Complex consists of 13 funds.
(2) Each elected or appointed  Trustee shall serve for six years or until termination of the Trust or the Trustee's death,  resignation or removal,  whichever  occurs  first.  A Trustee may be elected or  appointed  for additional terms.  Under the Trust's current  retirement  policy, an Independent
    Trustee will not be  renominated  for election by  shareholders  in the calendar year of the  Trustee's  seventy-fifth  birthday.  If the  Fund  does not have an election by shareholders in that year, retirement will take effect no later than the end of the  calendar  year of his or her  seventy-fifth  birthday.
(3) As a result of his position with the Adviser, Mr. Holmes is considered an
    "Interested Person" of the Funds within the meaning of the 1940 Act.

     As of June 1, 2006, none of the Independent Trustees owned securities beneficially of the Subadviser or Adviser, or any person directly or indirectly controlling, controlled by or under common control with, the Subadviser or Adviser.

Responsibilities of the Board of Trustees - Board Meetings

     The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. The Board proposed for election at the Meeting is comprised of one individual who would be an Interested Person, and three individuals who would be Independent Trustees.

     During the fiscal year ended October 31, 2005, the Board of Trustees met seven times and each Trustee attended at least 75% of such meetings.

Committees

     The Board has an audit committee whose members are Messrs. Belz, Hughs, and Mandigo, all of whom are Independent Trustees of the Trust. Pursuant to the Audit Committee Charter (attached as Exhibit A), the committee is responsible for monitoring the Trust's accounting policies, financial reporting and internal control system and monitoring the work of the Trust's independent accountants, management and the Board. The audit committee held three meetings during the fiscal year ended October 31, 2005. Each Trustee attended at least 75% of the meetings of the audit committee (if a member thereof) held during fiscal year 2005.

     Although the Trust does not have a nominating committee, the selection and nomination of the Independent Trustees of the Trust are committed to the discretion of such Trustees.

Compensation of Trustees

     The following table sets forth the total compensation paid to the Trustees for the fiscal period ended October 31, 2005. As of this date, there were thirteen funds in the U.S. Global Fund Complex. Messrs. Holmes, Belz, and Mandigo serve on the Boards of all thirteen fund portfolios. Dr. Hughs serves on the Board of four fund portfolios.

                                                                                         Total Compensation From
                                                         Total Compensation From         U.S. Global Fund Complex
              Name and Position                          U.S. Accolade Funds                  to Trustees

Interested Trustee

Frank E. Holmes, Trustee, Chief Executive
   Officer, President............................                None                              None

Independent Trustees

J. Michael Belz, Trustee.........................                $19,250                           $19,250(1)
Richard E. Hughs, Trustee........................                $23,250                           $23,250
Clark R. Mandigo, Trustee........................                $18,250                           $47,250

---------------------------------------
(1) Mr. Belz was appointed to the Board of Trustees of the U.S. Global Investors Funds effective November 1, 2005.

Security Ownership of Certain Beneficial Owners and Management:

     The following table sets forth for each Independent Trustee and the Interested Trustee the dollar range of securities owned in each Fund and in the Fund Complex overseen by each Independent Trustee and the Interested Trustee as of the Record Date:

                                                                                                        Aggregate
                                                                                                        Dollar Range
                                Eastern            Global                                               of Equity
                                European          Emerging            Holmes          MegaTrends        Securities in
     Name of Trustee              Fund          Markets Fund       Growth Fund           Fund           Fund Complex

Interested Trustee
   Frank E. Holmes
Independent Trustees
   Richard E. Hughs
   Clark R. Mandigo
   J. Michael Belz


     Share Ownership. As of the Record Date, each executive officer, Independent Trustee and Interested Trustee individually, and the officers, Independent Trustees and Interested Trustee as a group, owned beneficially less than 1% of the outstanding shares of each Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Funds:



                                                Eastern European Fund
----------------------------------------------------------------------------------------------------------------------------------
                    Name/Address
                      of Owner                                   % Owned                     Type of Ownership
----------------------------------------------------------------------------------------------------------------------------------
                                            Global Emerging Markets Fund
----------------------------------------------------------------------------------------------------------------------------------
                    Name/Address
                      of Owner                                   % Owned                     Type of Ownership
----------------------------------------------------------------------------------------------------------------------------------
                                                 Holmes Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                    Name/Address
                      of Owner                                   % Owned                     Type of Ownership
----------------------------------------------------------------------------------------------------------------------------------



                                                   MegaTrends Fund
----------------------------------------------------------------------------------------------------------------------------------
                    Name/Address
                      of Owner                                   % Owned                     Type of Ownership
----------------------------------------------------------------------------------------------------------------------------------


Trust Officers

     The following table presents certain information about the executive officers of the Trust.

                                                  Term of
                                                Office(1)and
                         Position(s) Held        Length of             Principal Occupation(s) During Past 5 Years
      Name, Age            with the Fund         Time Served                  and Other Directorships Held
 -------------------     -------------------   -------------------     --------------------------------------------
 Susan B. McGee,         Executive Vice         1997 to present        President and General Counsel of the Adviser.
 46                      President,                                    Since September 1992, Ms. McGee has served and
                         Secretary,                                    continues to serve in various positions with the
                         General Counsel                               Adviser, its subsidiaries, and the investment
                                                                       companies it sponsors.

Catherine                Treasurer              2004 to present        Treasurer of the Trust and Chief Financial Officer of
Rademacher, 46                                                         the Adviser since August 2004. Controller of the
                                                                       Adviser from April 2004 until August 2004.
                                                                       Associate with Resources Connection from July
                                                                       2003 to February 2004. Recruiting Manager with
                                                                       Robert Half International from November 2002 to
                                                                       June 2003. Controller of Luby's Inc. from June
                                                                       2000 to October 2002. Assistant Controller of Hunt
                                                                       Building Corp.from April 1995 to October 1998.

----------
(1) Each officer holds office until his or her successor is duly elected and qualified.

Independent Registered Public Accounting Firm

     KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, serves as the independent registered public accountants for the Trust. KPMG audits and reports on the annual financial statements, reviews certain regulatory reports and federal income tax returns, and performs other professional, auditing, tax and advisory services when engaged to do so by the Trustees and the Audit Committee. KPMG will not attend the meeting.

     Audit Fees and Services. The aggregate fees billed to the Trust for professional services rendered by KPMG for the audit of the Trust's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $76,500 and $58,500 for the fiscal years ended October 31, 2005, and 2004, respectively. For the fiscal years ended October 31, 2005 and 2004, there were no fees billed for assurance and related services by KPMG that were reasonably related to the performance of the audit of the Trust's financial statements. The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice and tax planning were $17,000 and $11,100 for the fiscal years ended October 31, 2005, and 2004, respectively. The nature of the services comprising the tax fees included the review of the Trust's income and excise tax returns and distribution requirements. There were no other fees during the fiscal years ended October 31, 2005 and 2004 billed to the Trust. In addition, the aggregate fees billed by KPMG for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (the "Adviser Entities") that provides ongoing services to the registrant were $86,700 and $75,750 for the fiscal years ended October 31, 2005, and 2004, respectively. The Audit Committee has reviewed whether KPMG's receipt of non-audit fees from the Trust and the Adviser Entities is compatible with maintaining KPMG's independence.

     Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) any engagement of the independent registered public accounting firm to provide any services to the Trust and (ii) all non-audit services to be performed by the independent registered public accounting firm for the Adviser Entities with respect to operations and financial reporting of the Funds, except that the Chairman of the Audit Committee may grant the pre-approval for non-audit services described in items
(i) and (ii) above for non-prohibited services for engagements of less than $3,500. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Shareholder Communications with the Trustees

     The Board provides a process for shareholders to send communications to the Board. Correspondence should be sent to the Secretary of the Trust, 7900 Callaghan Road, San Antonio, Texas 78229, who will forward it to the Board or to a specific Trustee if addressed to that Trustee.

The Board recommends that you vote FOR the election of each Trustee.


                                   PROPOSAL 2:

                           NEW SUBADVISORY AGREEMENTS
          (Eastern European Fund and Global Emerging Markets Fund Only)

     US Global Investors, Inc. (the "Adviser") serves as the Funds' investment adviser pursuant to an investment advisory agreement with each Fund. The Adviser is permitted to delegate to a subadviser certain of the portfolio management services the Adviser is to perform under the advisory agreements. Pursuant to subadvisory agreements with the Eastern European Fund and the Global Emerging Markets Fund (the "Subadvised Funds"), dated September 4, 2003 and January 28, 2005, respectively (each an "Original Subadvisory Agreement," and collectively, the "Original Subadvisory Agreements"), Charlemagne Capital IOM Limited (the "Subadviser") serves as subadviser to the Subadvised Funds.

     Each Original Subadvisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the Subadviser is deemed to be an assignment.

     On April 4, 2006, Charlemagne Capital Limited ("CCL"), the parent company of the Subadviser, completed an initial public offering of approximately 40% of its outstanding shares, which were admitted to the Alternative Investment Market of the London Stock Exchange (the "Transaction"). The Transaction may be deemed an assignment of the Subadviser, therefore causing the automatic termination of each Original Subadvisory Agreement, as required by the 1940 Act. Accordingly, at the April 4, 2006 meeting, the Board of Trustees approved the retention of the Subadviser for each of the Subadvised Funds through an interim subadvisory agreement (the "Interim Subadvisory Agreement").

     The Interim Subadvisory Agreement will continue in effect for a term ending on the earlier of September 4, 2006 or when the majority of the outstanding voting securities (as defined in the 1940 Act) of each Subadvised Fund approve the new subadvisory agreement (each, a "New Subadvisory Agreement," and collectively, the "New Subadvisory Agreements"). Pursuant to Rule 15a-4 of the 1940 Act, compensation earned by the Subadviser under the Interim Subadvisory Agreement will be held in an interest bearing account. If the respective shareholders of a Subadvised Fund approve the New Subadvisory Agreement, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to the Subadviser. If the respective shareholders of a Subadvised Fund do not approve the New Subadvisory Agreement, the Subadviser will be paid the lesser of its costs incurred in performing its services under the Interim Subadvisory Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned.

     At the April 4, 2006 meeting, the Board also approved the New Subadvisory Agreements to take effect upon expiration of the Interim Subadvisory Agreement. As required by the 1940 Act, each New Subadvisory Agreement must be approved, at least initially, by the shareholders of that Subadvised Fund. Each New Subadvisory Agreement contains the same terms as each Original Subadvisory Agreement, differing only in the effective and termination dates. These differences are set forth below. The New Subadvisory Agreements are essentially not new agreements, but the same agreements with the Subadviser under CCL's new ownership. A form of a New Subadvisory Agreement is attached as Exhibit B.

     If Proposal 2 is approved by shareholders of a Subadvised Fund, the New Subadvisory Agreement will become effective for that Fund, it will replace the Interim Subadvisory Agreement with respect to that Fund and the amount held in escrow (including interest) under the Interim Subadvisory Agreement will be paid to the Subadviser. If Proposal 2 is not approved by shareholders of a Subadvised Fund, the Board will take such action as it deems to be in the best interests of that Subadvised Fund, and the Subadviser will be paid the lesser of (i) and costs incurred by the Subadviser in performing under the Interim Subadvisory Agreement (plus interest earned on that amount while in escrow or (ii) the total amount in the escrow account (plus interest earned).

Comparison of Original Subadvisory Agreements and New Subadvisory Agreements

     The terms of each New Subadvisory Agreement, including fees payable to the Subadviser by each Subadvised Fund thereunder, are identical to those of the Original Subadvisory Agreements, except for the effective and termination dates. If approved by shareholders of a Subadvised Fund, the New Subadvisory Agreement will expire on May 31, 2007 unless continued. Each New Subadvisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Subadvised Funds at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Subadvisory Agreements to the terms of the New Subadvisory Agreements.

     Subadvisory Services. The services to be provided by the Subadviser to each Subadvised Fund under the New Subadvisory Agreements will be identical to those services that were provided by the Subadviser to each Subadvised Fund under the Original Subadvisory Agreements and that are currently provided by the Subadviser under the Interim Subadvisory Agreement. Both the Original Subadvisory Agreements and the New Subadvisory Agreements provide advisory services, including (i) developing, recommending and implementing an investment program and strategy, (ii) research and analysis relative to the investment program and (iii) determining what securities will be purchased and sold by each Subadvised Fund and what portion of the assets of each Subadvised Fund should be held in cash or cash equivalents subject to the fundamental policies of each Subadvised Fund, as reflected in the Trust's Registration Statement filed with the SEC, as such Registration Statement is amended from time to time.

     Expenses. The provisions of the New Subadvisory Agreements regarding expenses are identical to the provisions of the Original Subadvisory Agreements. Under the terms of each Original Subadvisory Agreement and New Subadvisory Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties.

     Compensation. The provisions of the Original Subadvisory Agreements and the New Subadvisory Agreements regarding compensation are identical. Under the Original Subadvisory Agreement and New Subadvisory Agreement for the Global Emerging Markets Fund, the Adviser pays the Subadviser .750% of the management fee received by the Adviser (less a pro rata portion of fees reimbursed and waived). Under the Original Subadvisory Agreement and New Subadvisory Agreement for the Eastern European Fund, the Adviser pays to the Subadviser 50% of the management fee received by the Adviser net of all waivers and reimbursements.

     Duration and Termination of the Agreement. The Original Subadvisory Agreement for each Subadvised Fund originally was in effect for an initial term and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Subadvised Fund approve the New Subadvisory Agreement for that Subadvised Fund, it will take effect on approval and expire on May 31, 2007, unless continued. The New Subadvisory Agreements may be continued for successive one-year periods thereafter if approved at least annually in the matter required by the 1940 Act.

     Each Original Subadvisory Agreement and New Subadvisory Agreement provide that the agreement may be terminated at any time without payment of any penalty by the Subadvised Fund or Subadviser on sixty (60) days' written notice to the other party. A Subadvised Fund may effect termination by action of the Board or by a majority of the outstanding voting securities of the Subadvised Fund (as defined in the 1940 Act), accompanied by appropriate notice.

     Liability of the Subadviser. Each Original Subadvisory Agreement and New Subadvisory Agreement provides that the Subadviser will not be liable for any losses incurred by the Trust, the Subadvised Fund, or the Adviser, that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser, including, but not limited to, any error in judgment with respect to the Subadvised Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Fund, or the Adviser.

Board Considerations of the New Subadvisory Agreements

     At the Board meeting held on April 4, 2006, the Board of Trustees, including a majority of the Independent Trustees unanimously approved the New Subadvisory Agreements and recommends their approval to shareholders.

     Prior to the April 4, 2006 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received in connection with the scheduled annual review of the Original Subadvisory Agreements. The Independent Trustees also received a memorandum from counsel to the Independent Trustees describing their duties in connection with contract approvals. Over the course of several months, the Independent Trustees requested and evaluated information they deemed reasonably necessary as part of the annual review process. In February 2006, the Independent Trustees met to review information received from the Adviser and Subadviser and to prepare for the April 4, 2006 meeting. After the February meeting, at the direction of the Independent Trustees, their counsel requested additional information from the Adviser and Subadviser to be provided to the Trustees in advance of their April 4, 2006 meeting. After reviewing all of the information received, the Independent Trustees recommended approval of the New Subadvisory Agreements to the full Board.

     As a result of the process described above, the Board received information describing the services to be provided by the Subadviser, including information about (i) the nature, extent and quality of services to be provided by the Subadviser; (ii) the proposed subadvisory fee rates relative to a peer group; (iii) the investment performance of the Subadvised Funds measured against appropriate benchmarks; and (iv) general information about the Subadviser.

     Nature, Extent and Quality of Services. The Board reviewed the functions performed by the Subadviser, the portfolio management team and support staff of the Subadviser and the Subadviser's investment strategy and process for each Subadvised Fund, the Subadviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each Subadvised Fund, along with the performance information of a relevant securities index and a group of peer funds. This information showed that the Eastern European Fund has had good relative performance for both short and long-term periods. Because the Global Emerging Markets Fund commenced operations on February 24, 2005, the Board reviewed performance information since its inception and noted the relatively good performance of the fund. The Board also reviewed the performance information of a product similar to the Global Emerging Markets Fund managed by the Subadviser, which showed that the Subadviser had a solid track record with respect to managing emerging markets. Based on the information provided and the Board's previous experience with the Subadviser, the Board concluded that the nature and extent of the services provided and to be provided by the Subadviser were appropriate and that the quality was good.

     Fees. The Board considered the subadvisory fee rates proposed under the New Subadvisory Agreements. The Board noted that the fee rates under the New Subadvisory Agreements are identical to the fee rates under the Original Subadvisory Agreements. The Board noted that the fee charged by the Subadviser for the Eastern European Fund was competitive and the fee charged by the Subadviser for the Global Emerging Markets Fund was higher than average. Also, the Board noted that the Adviser and Subadviser have agreed to cap expenses of the Global Emerging Markets Fund at 2.00% through February 28, 2007. In each case, the Board concluded that the subadvisory fee was reasonable and appropriate in amount given the quality of services provided.

     Profitability. The Board considered the profitability information provided by the Subadviser with respect to its fees received under the Original Subadvisory Agreements. The Board considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and the Subadviser, and that the Subadviser would be paid by the Adviser. The Board noted that the Subadviser indicated that it had not realized any profits from its relationship with the Global Emerging Markets Fund. The Board concluded for the Eastern European Fund that the profits realized by the Subadviser were not unreasonable.

     Economies of Scale. As part of its review of the New Subadvisory Agreements, the Board considered whether there will be economies of scale with respect to the management of each Subadvised Fund and whether each Subadvised Fund will benefit from any economies of scale. The Board noted that the Subadviser has represented that economies of scale might be realized as a result of asset growth. The Board considered that the fees for the Subadvised Funds are commercially agreed upon between the Adviser and Subadviser. The Board concluded for each Subadvised Fund that, given the nature and size of each Fund and the costs of the Subadviser in providing portfolio management services, the subadvisory fee reflects an appropriate level of sharing of any economies of scale.

     Other Benefits to the Subadviser. The Board noted that the Subadviser has indicated that the Subadviser does not believe it receives any fall-out benefits as a result of its relationship with the Subadvised Funds. The Board also considered that the Subadviser does not enter into any soft-dollar arrangements on behalf of the Subadvised Funds.

     Based on all of the information considered and the conclusions reached, the Board determined that the terms of each New Subadvisory Agreement are fair and reasonable and that each New Subadvisory Agreement is in the best interests of each Subadvised Fund.

     The Board recommends that you vote FOR the approval of the New Subadvisory Agreement for your Subadvised Fund.



                             ADDITIONAL INFORMATION

Information About Voting and the Special Shareholder Meeting

     General. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting of the Funds. The Meeting will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on July 27, 2006 at 10:00 a.m. Central time. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about [mailing date], 2006.

     Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

     As of the Record Date, each Fund had the following shares outstanding:

              Fund                                Number of Shares
       -------------------------------------     -------------------
       Holmes Growth Fund...................
       MegaTrends Fund......................
       Eastern European Fund................
       Global Emerging Markets Fund.........

     Investment Subadviser. The Subadviser is a registered investment adviser, wholly owned by CCL. Founded in 1997, the Subadviser has $5.83 billion in assets under management as of May 3, 2006.

     The principal occupation of the officers and directors of the Subadviser are shown in Appendix 1. The Subadviser is located at 16-18 Ridgeway Street, Douglas, Isle of Mann, United Kingdom.

     Investment Adviser. U.S. Global Investors Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the Funds' affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investor Funds and U.S. Global Accolade Funds, a family of funds which has approximately $5.7 billion in assets as of May 10, 2006.

     Principal Underwriter. U.S. Global Brokerage Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the principal underwriter for the Trust and exclusive agent for the distribution of the Funds' shares.

     Brokerage Commissions. The table below sets out the aggregate brokerage commissions paid by each Fund during the fiscal year ended October 31, 2005. For the fiscal year ended October 31, 2005, no commissions were executed through any affiliated broker of the Funds.

                                                  Aggregate Brokerage
              Fund                                    Commission
       -------------------------------------     ---------------------
       Holmes Growth Fund...................           $545,473
       MegaTrends Fund......................            $18,304
       Eastern European Fund................          $3,889,222
       Global Emerging Markets Fund.........            $93,347


     Administrator. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian, fund accountant and administrator for the Trust.

     Expenses. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Funds, will be split between the Trust and Subadviser. The total costs are estimated to be $_____, $____ ( __%) of which will be borne by the Trust and $____ ( ___%) of which will be borne by the Subadviser.

     Required Vote and Quorum. A plurality of all votes cast at the meeting is sufficient to approve Proposal 1, which means the nominees receiving the greatest number of votes will be elected. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund, provided a quorum is present. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a Fund.

     A quorum to conduct business  consists of a majority of the shares entitled
to  vote  at  a  shareholder   meeting.   A  lesser  number  is  sufficient  for
adjournments.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. For purposes of Proposal 1, abstentions and broker nonvotes will not be counted in favor of, but will have no other effect on, the vote.For purposes of Proposal 2, abstentions and broker nonvotes will have the effect of a "no" vote.

     Revocation of Proxies and Voting Instructions. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust at 7900 Callaghan Road, San Antonio, Texas 78229.

     Proposals of Shareholders. The Trust does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust should send their written proposals to the Secretary of the Trust at 7900 Callaghan Road, San Antonio, Texas 78229. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Funds.

     THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORT. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-800-873-8637 OR (2) WRITING TO THE FUND AT 7900 CALLAGHAN ROAD, SAN ANTONIO, TEXAS 78229 OR COPIES ARE AVAILABLE ONLINE AT WWW.USFUNDS.COM. IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUND TO REQUEST ADDITIONAL SETS.

     The Board recommends that you vote FOR both Proposals.

     Please complete, sign and return the enclosed proxy card (or take advantage of available [electronic or] telephonic voting procedures) promptly. No postage is required if mailed in the United States.

By order of the Board,



[signature to come]
Susan B. McGee
Secretary

                                                                      EXHIBIT A

                           U.S. Global Accolade Funds

                             Audit Committee Charter
                           As Amended January 27, 2006

I. PURPOSE

     The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board(1) in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Fund management, and the Board.

     o Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal control.

     o The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Fund's accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

     o he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940; and

     o he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

--------------------
(1) Although the Fund is organized as a Massachusetts business trust, any references to "directors" or "board members" shall be deemed to mean "trustees."

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert"(2) as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A. Charter

     Review this Charter, annually, and recommend changes, if any, to the Board.

     B. Internal Controls

     1. Review, annually, with Fund management and the independent auditors:

          (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and


--------------------
(2) An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

          (b) their separate evaluation of the adequacy and effectiveness of the Fund's system of internal controls, including those of the Fund's service providers.

     2. Establish procedures for the receipt, retention and treatment of complaints received by the Fund and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser or any other service provider to the Fund of concerns regarding questionable accounting or auditing matters.

     3. Review, annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities, and the frequency and magnitude of pricing errors.

     C. Independent Auditors

     1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:

          o the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

          o    the  independent  auditors  shall  report  directly  to the Audit
               Committee.

     2. Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

          (a) bookkeeping or other services related to the accounting records or financial statements of the Fund;

          (b)  financial information systems design and implementation;

          (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          (d)  actuarial services;

          (e)  internal audit outsourcing services;

          (f)  management functions or human resources;

          (g) broker or dealer, investment adviser, or investment banking services;

          (h)  legal services and expert services unrelated to the audit; and

          (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

     3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(3) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

          o The Chairman of the Audit Committee (or, in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $3,500. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          o    Pre-approval  of  non-audit  services  for the Fund  pursuant  to
               Section IV.C. 2 above is not required, if:

               (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

               (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

               (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          o Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

               (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

               (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

               (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee

-------------------

(3) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

                    approves them (which may be by delegation) prior to the completion of the audit.

     4. On an annual basis, request, receive in writing and review the independent auditors' specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     5. On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

     6. Review the management letter, if any, prepared by the independent auditors and Fund management's response.

     D. Financial Reporting Processes

     1. Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standard No. 61, including:

          o the independent auditor's judgments about the quality, and not just the acceptability, of the Fund's accounting principles as applied in its financial reporting;

          o    the process used by Fund management in formulating  estimates and
               the    independent    auditor's    conclusions    regarding   the
               reasonableness of those estimates;

          o all significant adjustments arising from the audit, whether or not recorded by the Fund;

          o when the independent auditor is aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditor's views about the subject of the consultation;

          o any disagreements with Fund management regarding accounting or reporting matters;

          o serious difficulties encountered in dealing with Fund management that relate to the performance of the audit; and

          o significant deficiencies in the design or operation of internal controls.

     2. The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund's annual financial statements with the SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:

          (a)  all critical accounting policies and practices to be used;

          (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

          (c) other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

          (d) all non-audit services provided to an entity in the "investment company complex"(4) as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

     3. Review, annually, with Fund management and the independent auditors, the Fund's "disclosure controls and procedures"(5) and "internal control over financial reporting"(6) as defined in Rule 30a-3(c) and
          (d) under the Investment Company Act of 1940.

--------------------

(4) "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

(5) "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(6) "Internal control over financial reporting" is a process designed by, or under the supervision of, the Fund's principal executive and principal financial officers, or persons performing similar functions, and effected by the Fund's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:
                                                            (cont'd)

     4. Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Fund's "disclosure controls and procedures" and "internal control over financial reporting."

     E. Process Improvements

     Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

     F. Compliance

     Review regulatory and compliance matters that arise.

     G. Other Responsibilities

     1. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee's judgment, that is appropriate.

     2. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     3.   Maintain  minutes  of  committee  meetings;   report  its  significant
          activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.                         FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.1 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

--------------------
(cont'd)
         1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Fund;

         2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Fund are being made only in accordance with authorization of management and directors of the Fund; and

         3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Fund's assets that could have a material effect on the financial statements.

                                                                       EXHIBIT B

                                     FORM OF
                              SUBADVISORY AGREEMENT


     AGREEMENT made as of the ___ day of _____ 2006, between U.S. GLOBAL INVESTORS, INC., a corporation organized under the laws of the State of Texas ("Adviser"), U.S. GLOBAL ACCOLADE FUNDS, a Massachusetts business trust having its principal place of business in San Antonio, Texas ("Trust"), on behalf of the [GLOBAL EMERGING MARKETS FUND/EASTERN EUROPEAN FUND] ("Fund"), a series of shares of the Trust, and CHARLEMAGNE CAPITAL (IOM) LIMITED ("Subadviser"), a corporation organized under the laws of the Isle of Man.

     WHEREAS, the Adviser is engaged in the business of rendering investment management services to the Trust; and

     WHEREAS, the Trust is an open-end management investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, the Trust is operated as a "series company" within the meaning of Rule 18f-2 under the 1940 Act and has separate series of shares of beneficial interest, one of which series is the Fund.

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1. Appointment of Subadviser. The Subadviser is hereby appointed to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. To enable the Subadviser to exercise fully its discretion and authority as provided in this
Section 1, the Trust hereby constitutes and appoints the Subadviser as the Trust's agent and attorney-in-fact with full power and authority for the Trust and on the Trust's behalf to buy, sell, and otherwise deal in securities and contracts relating to same for the Fund.

     2. Duties of Subadviser

     (a) The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objectives and policies of the Fund as set forth in the Fund's Prospectus (as defined below) and subject to the supervision of the Adviser and the Board of Trustees of the Trust, (i) to develop, recommend and implement such investment program and strategy for the Fund as may from time to time under the circumstances appear most appropriate to the achievement of the investment objective of the Fund as stated in the aforesaid Prospectus, (ii) to provide research and analysis relative to the investment program and investments of the Fund, (iii) to determine which securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents, and (iv) to monitor on a continuing basis the performance of the portfolio securities of the Fund. The Subadviser will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer; and will review the accuracy of the pricing of portfolio securities in accordance with Trust procedures. From time to time, as the Trustees of the Trust or the Adviser may reasonably request, the Subadviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request. The Subadviser will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Trust's officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

     The  Subadviser  shall  place  all  orders  for the  purchase  and  sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Subadviser, although the Trust will pay the actual brokerage commissions and any transfer taxes with respect to transactions in the portfolio securities of the Trust. The Subadviser is authorized to submit any such order collectively with orders on behalf of other accounts under its management, provided that the Subadviser shall have determined that such action is in the best interest of the Fund and is in accordance with applicable law, including, without limitation, Rule 17d-1 under the 1940 Act. In executing portfolio transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services [as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934] provided to the Fund and/or other accounts over which the Subadviser or an affiliate of the Subadviser exercises investment discretion. The Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. An affiliated person of the Subadviser may provide brokerage services to the Fund provided that the Subadviser shall have determined that such action is consistent with its obligation to seek the best overall terms available and is in accordance with applicable law, including, without limitation, Section 17(e) of the 1940 Act. The foregoing shall not be deemed to authorize an affiliated person of the Subadviser to enter into transactions with the Fund as principal.

     In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser.

     (b) Delivery of Documents. The Adviser will furnish upon request or has previously furnished the Subadviser with true copies of each of the following:

          (i) The Trust's Second Amended and Restated Master Trust Agreement dated August 16, 2000, as filed with the Secretary of State of the Commonwealth of Massachusetts and all amendments thereto (such Master Trust Agreement, as presently in effect and as it shall from time to time be amended, is herein called the "Master Trust Agreement");

          (ii) The Trust's By-Laws and amendments thereto (such By-Laws, as presently in effect and as it shall from time to time be amended, are herein called the "By-Laws");

          (iii) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement;

          (iv) The most recent Post-Effective Amendment to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") and the 1940 Act as filed with the Securities and Exchange Commission;

          (v) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto being referred to herein as the "Prospectus"); and

          (vi) All resolutions of the Board of Trustees of the Trust pertaining to the management of the assets of the Fund.

         During the term of this Agreement, the Adviser shall not use or implement any amendment or supplement that relates to or affects the obligations of the Subadviser hereunder if the Subadviser reasonably objects in writing within five business days after delivery thereof (or such shorter period of time as the Adviser shall specify upon delivery, if such shorter period of time is reasonable under the circumstances).

     3. Advisory Fee

     (a) For the services to be provided to the Fund by the Subadviser as provided in Paragraph 2 hereof, the Adviser will pay the Subadviser in accordance with the following:

          (i) [Global Emerging Markets Fund: The Fund will pay to the Adviser a 1.375% annual management fee.] [Eastern European Fund: The Fund will pay to the Adviser a one and one quarter (1.25%) annual management fee tot he Adviser.]

               [Global Emerging Markets Fund: The Adviser will retain 0.625% of the management fee and pay to the Subadviser 0.750% (less a pro rata portion of fees reimbursed and waived).] [Eastern European Fund: the Adviser will pay the Subadviser fifty percent (50%) of the Management fee received net of all waivers and reimbursements.]

          (ii) The Fund is not responsible for paying any portion of the Subadviser's fees.

          (iii) The fee is payable in monthly installments in arrears. [Global Emerging Markets Fund: The "Management Fee" means the management fee paid by the Trust to the Adviser under the Letter Agreement to the Advisory Agreement, dated as of January 28, 2005, between the Trust and the Adviser with respect to the management of the Fund.] [Eastern European Fund: The "Management Fee" means the management fee paid by the Trust to the Adviser under the Addendum to the Advisory Agreement, dated as of February 28 1997, between the Trust and the Adviser with respect to the management of the Fund.]

     (b) In the case of termination of the Agreement during any calendar month, the fee with respect to that month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Fund for the days during which it is so in effect.

     (c) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of

Trustees of the Trust in accordance with the Master Trust Agreement, as of the close of business on each day during such month that the Fund was open for business, by (ii) the number of such days.

     4. Expenses. During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder.

     5. Fund Transactions. The Subadviser agrees that neither it nor any of its employees, officers, or directors will take any short-term position in the shares of the Fund for trading purposes provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase.

     6. Representation and Warranty. The Subadviser hereby represents and warrants to the Adviser that it is duly registered as an investment adviser, or is exempt from registration, under the Investment Adviser's Act of 1940, as amended, and that it shall maintain such registration or exemption at all times during which this Agreement is in effect.

     7. Liability of Subadviser. In the performance of its duties under this Agreement, the Subadviser shall act in conformity with and in compliance with the requirements of the 1940 Act and all other applicable U.S. Federal and state laws and regulations and shall not cause the Fund to take any action that would require the Fund or any affiliated person thereof to register as a commodity pool operator under the terms of the U.S. Commodity Exchange Act, as amended (it being understood by the Subadviser that a notice of eligibility may be filed on behalf of the Trust pursuant to Rule 4.5 promulgated under said Act). The Subadviser shall be responsible for maintaining such procedures as may be reasonably necessary to ensure that the investment and reinvestment of the Fund's assets are made in compliance with its investment objectives and policies and with all applicable statutes and regulations and that the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. No provision of this Agreement shall be deemed to protect the Subadviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     8. Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may reasonably request with respect to matters relating to duties of the Subadviser set forth herein.

     9. Duration and Termination of this Agreement.

     (a) Duration. With respect to the Trust, this Agreement shall become effective upon the date hereof and shall continue in full force and effect through May 31, 2007, and from year to year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) Termination. With respect to the Trust, this Agreement may be terminated at any time, without payment of any penalty (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on sixty (60) days' written notice to the other parties, (ii) by the Adviser on sixty (60) days' written notice to the other parties or, by the Subadviser on ninety (90) days' written notice to the other parties.

     (c) Automatic Termination. With respect to the Trust, this Agreement shall automatically and immediately terminate in the event of its assignment or upon expiration of the Advisory Agreement now or hereafter in effect between the Adviser and the Trust with respect to the Fund.

     10. Services not Exclusive. The services of the Subadviser of the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

     11. Limitation of Liability.

     (a) The Trust. The term "U.S. Global Accolade Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement. The execution and delivery of the Agreement have been authorized by the Trustees and shareholders of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in its Master Trust Agreement.

     (b) The Adviser and Subadviser. It is expressly agreed that the obligations of the Adviser and Subadviser hereunder shall not be binding upon any of the shareholders, nominees, officers, agents, or employees of the Adviser or Subadviser, personally, but bind only the assets and property of the Adviser and Subadviser, respectively. The execution and delivery of the Agreement have been authorized by the directors and officers of the Adviser and Subadviser and signed by an authorized officer of the Adviser and Subadviser, acting as such, and neither such authorization by such directors and officers nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Adviser and Subadviser, respectively. This limitation of liability shall not be deemed to protect the shareholders, nominees, officers, agents, or employees of the Adviser and Subadviser against any liability to the Trust or its shareholders to which they might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of their duties or the reckless disregard of their obligations and duties under this Agreement.

     12. Miscellaneous.

     (a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other parties at such address as such other parties may designate in writing for the receipt of such notices.

     (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

     (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.

     (d) This Agreement constitutes the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements, and understandings, regarding the subject matter hereof.

     13. Standard of Care. To the extent permitted under applicable law (including section 36 of the 1940 Act), the Subadviser will not be liable to the Trust or the Adviser for any losses incurred by the

Trust, the Fund or the Adviser that arise out of or are in any way connected with any recommendation or other act or failure to act of the Subadviser under this Agreement, including, but not limited to, any error in judgment with respect to the Fund, so long as such recommendation or other act or failure to act does not constitute a breach of the Subadviser's fiduciary duty to the Trust, the Fund, or the Adviser. Anything in this section 13 or otherwise in this Agreement to the contrary notwithstanding, however, nothing herein shall constitute a waiver or limitation of any rights that the Trust, the Adviser, or the Fund may have under any Federal or state securities laws.

     IN WITNESS WHEREOF, the Adviser, the Trust, and the Subadviser have caused this Agreement to be executed on the day and year first above written.

                                              U.S. GLOBAL INVESTORS, INC.


                                              By:
                                              Title:


                                              U.S. GLOBAL ACCOLADE FUNDS


                                              By:
                                              Title:


                                              CHARLEMAGNE CAPITAL (IOM) LIMITED


                                              By:
                                              Title:

                                              By:
                                              Title:

                                                                      APPENDIX 1


Principal occupation of the officers and directors of Charlemagne Capital (IOM) Limited

         Name                                              Principal Occupation
-------------------------              -----------------------------------------------------------
David McMahon                          Executive Director of Charlemagne Capital Ltd., 100% Owner
                                       of Charlemagne Capital (IOM) Ltd. "CCIOM") & Executive
                                       Director of CCIOM
James Mellon                           Non Executive Director of Charlemagne Capital Ltd., 100%
                                       Owner of Charlemagne Capital (IOM) Ltd. ("CCIOM") and
                                       Non Executive Chairman of CCIOM
Alexander Anderson Stuart Whamond      Executive Director of Charlemagne Capital Ltd., 100% Owner
                                       of Charlemagne Capital (IOM) Limited ("CCIOM") and Executive
                                       Director of CCIOM
Philip Bradshaw Games                  Non Executive Director of Charlemagne Capital (IOM) Limited
James Charles Houghton                 Group Financial Controller
Alison Burgess                         Chief Compliance Officer



                            Appendix 1 - Page 1

                                                 Proxy Card Template for Global
                                                 Emerging Markets Fund

                           [US Global Investors Logo]
7900 Callaghan Road
San Antonio, Texas 78229

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-___-____ and follow the recorded instructions.

2. On the Internet at www.______.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to

                               7900 Callaghan Road
                            San Antonio, Texas 78229

                          GLOBAL EMERGING MARKETS FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
               FOR A SPECIAL MEETING OF SHAREHOLDERS, July 27, 2006

     A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on July 27, 2006 at 10:00 a.m. Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Susan B. McGee and Shannon Neill, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 27, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) ___-____ OR OVER THE INTERNET (www._______.com).


                                         Date:  _________________________

                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT.  (Please sign in Box)


                                         _______________________________________

                                         _______________________________________

                                         NOTE:  PLEASE SIGN YOUR NAME EXACTLY
                                         AS IT APPEARS ON THIS PROXY. IF SHARES
                                         ARE HELD JOINTLY, EACH HOLDER MUST
                                         SIGN THE PROXY, IF YOU ARE SIGNING ON
                                         BEHALF OF AN ESTATE, TRUST OR
                                         CORPORATION, PLEASE STATE YOUR TITLE
                                         OR CAPACITY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted "FOR" the proposals set forth in this proxy.



    1.   To elect four  trustees to the Board of Trustees:                FOR AGAINST  ABSTAIN
                                                                          ALL   ALL      [ ]
                                                                          [ ]   [ ]
         (1)  Frank E. Holmes
         (2)  Richard E. Hughs
         (3)  Clark R. Mandigo
         (4)  J. Michael Belz

         --------------------------------------------------------
           INSTRUCTION:  To withhold authority to vote for any
           individual nominee(s), write the number(s) on the line
           immediately above.

    2.   Approval of the new subadvisory  agreement between               FOR AGAINST ABSTAIN
         U.S. Global Investors, Inc., U.S. Global Accolade                [ ]   [ ]     [ ]
         Funds  on   behalf  of the  Global Emerging  Markets
         Fund and  Charlemagne  Capital  (IOM) Limited.




                   PLEASE SIGN ON REVERSE SIDE

                                               Proxy Card Template for Eastern
                                               European Fund

                           [US Global Investors Logo]

7900 Callaghan Road
San Antonio, Texas 78229


                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-___-____ and follow the recorded instructions.

2.   On the Internet at www.______.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to

                               7900 Callaghan Road
                            San Antonio, Texas 78229

                              EASTERN EUROPEAN FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
               FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 27, 2006

     A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on July 27, 2006 at 10:00 a.m. Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Susan B. McGee and Shannon Neill, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 27, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) ___-____ OR OVER THE INTERNET (www._______.com).


                                          Date:  ___________________________

                                          SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                          ON LEFT.  (Please sign in Box)



                                         _______________________________________

                                         _______________________________________

                                         NOTE:  PLEASE SIGN YOUR NAME EXACTLY
                                         AS IT APPEARS ON THIS PROXY. IF SHARES
                                         ARE HELD JOINTLY, EACH HOLDER MUST
                                         SIGN THE PROXY, IF YOU ARE SIGNING ON
                                         BEHALF OF AN ESTATE, TRUST OR
                                         CORPORATION, PLEASE STATE YOUR TITLE
                                         OR CAPACITY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted "FOR" the proposals set forth in this proxy.


    1.   To elect four  trustees to the Board of Trustees:                FOR AGAINST  ABSTAIN
                                                                          ALL   ALL      [ ]
                                                                          [ ]   [ ]
         (1)  Frank E. Holmes
         (2)  Richard E. Hughs
         (3)  Clark R. Mandigo
         (4)  J. Michael Belz

         --------------------------------------------------------
           INSTRUCTION:  To withhold authority to vote for any
           individual nominee(s), write the number(s) on the line
           immediately above.

    2.   Approval of the new subadvisory  agreement between               FOR AGAINST ABSTAIN
         U.S. Global Investors, Inc., U.S. Global Accolade                [ ]   [ ]     [ ]
         Funds  on   behalf  of the  Global Emerging  Markets
         Fund and  Charlemagne  Capital  (IOM) Limited.




                    PLEASE SIGN ON REVERSE SIDE

                                                 Proxy Card Template for Holmes
                                                 Growth Fund and MegaTrends
                                                 Fund

                       [US Global Investors Logo]

7900 Callaghan Road
San Antonio, Texas 78229

                       3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-___-____ and follow the recorded instructions.

2. On the Internet at www.______.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to

                               7900 Callaghan Road
                            San Antonio, Texas 78229

                               HOLMES GROWTH FUND
                                 MEGATRENDS FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
               FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 27, 2006

     A Special Meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on July 27, 2006 at 10:00 a.m. Central time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Susan B. McGee and Shannon Neill, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 27, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) ___-____ OR OVER THE INTERNET (www._______.com).

                                        Date:  ________________________

                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT.  (Please sign in Box)



                                        ______________________________________
                                        NOTE:  PLEASE SIGN YOUR NAME EXACTLY
                                        AS IT APPEARS ON THIS PROXY.  IF SHARES
                                        ARE HELD JOINTLY, EACH HOLDER MUST SIGN
                                        THE PROXY, IF YOU ARE SIGNING ON BEHALF
                                        OF AN ESTATE, TRUST OR CORPORATION,
                                        PLEASE STATE YOUR TITLE OR CAPACITY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted "FOR" the proposal set forth in this proxy.



     1.  To elect four  trustees to the Board of Trustees:                FOR AGAINST  ABSTAIN
                                                                          ALL   ALL      [ ]
                                                                          [ ]   [ ]
     (1)  Frank E. Holmes
     (2)  Richard E. Hughs
     (3)  Clark R. Mandigo
     (4)  J. Michael Belz

     ------------------------------------------------------------
       INSTRUCTION:  To withhold authority to vote for any
       individual nominee(s), write the number(s) on the line
       immediately above.


                   PLEASE SIGN ON REVERSE SIDE